UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2012

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective March 21, 2012, Jerry E. Sheridan and K. Rick Turner were elected to the Board of Directors of AmeriGas Propane, Inc., the general partner ("General Partner") of AmeriGas Partners, L.P. (the "Partnership"). Mr. Sheridan replaced Eugene V.N. Bissell on the General Partner’s Board of Directors, who retired from the Board of Directors in connection with his retirement as President and Chief Executive Officer of the General Partner, effective March 2, 2012. Mr. Turner’s election fills a vacancy created when the Board increased the size of the Board from eight to nine members. Mr. Sheridan is not a member of any standing Committee of the Board of Directors. A Committee assignment for Mr. Turner will be determined at a future Board meeting.

Mr. Sheridan serves as President and Chief Executive Officer of the General Partner. He previously served as Vice President and Chief Operating Officer of the General Partner since May 9, 2011. Prior to that, Mr. Sheridan served as Vice President – Finance and Chief Financial Officer of the General Partner between August 15, 2005 and May 9, 2011. Previously, Mr. Sheridan served as President and Chief Executive Officer of Potters Industries, Inc., a global manufacturer of engineered glass materials and a wholly owned subsidiary of PQ Corporation (2003 to 2005). Mr. Sheridan also served as Executive Vice President (2003 to 2005) and as Vice President and Chief Financial Officer (1999 to 2003) of PQ Corporation.

Prior to Mr. Turner’s retirement in 2011, Mr. Turner was a private equity principal of the Stephens Group, LLC, a private, family-owned investment firm since 1990. Mr. Turner currently serves as a board member for the general partner of Energy Transfer Equity, L.P. (since 2002), North American Energy Partners Inc. (since 2003) and several private companies. He formerly served on the Board of Directors of the general partner of Energy Transfer Partners, L.P. ("ETP") from 2004 to 2011. ETP designated Mr. Turner as its nominee to serve on the Board of Directors of the General Partner pursuant to its rights under the previously disclosed Contingent Residual Support Agreement by and among the Partnership, AmeriGas Finance LLC, AmeriGas Finance Corp., UGI Corporation and ETP dated as of January 12, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

March 26, 2012	By:	/s/ Margaret M. Calabrese

Name: Margaret M. Calabrese
Title: Assistant Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.